UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2016

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1670 Broadway, Suite 3100 Denver, CO 80202 (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Terminaling Services Agreement - Southeast and Collins/Purvis

On March 1, 2016, TransMontaigne Partners L.P. (the “Partnership”) and NGL Energy Partners L.P. (“NGL” or the “Customer”) entered into an amendment to the existing terminaling services agreement relating to the Partnership’s Southeast terminals, excluding the Collins/Purvis bulk storage tankage which is currently under contract to a third party (the “Terminaling Agreement”).  Under the terms of the Terminaling Agreement, as amended, the initial term of the agreement was extended through February 1, 2023, after which time the Terminaling Agreement automatically continues until the Customer provides 24 months’ notice of termination.  The amendment to the Terminaling Agreement also provides that the Customer may sublease its contracted tanks under the Agreement and permits the Customer to request certain capital improvements to the Partnership’s facilities at the Southeast terminals.  In addition, the amendment to the Terminaling Agreement grants the Customer a right of first refusal with respect to certain newly constructed or refurbished tanks at the Partnership’s Southeast terminals.

Amended and Restated Omnibus Agreement

On March 1, 2016, the Partnership entered into a Second Amended and Restated Omnibus Agreement (the “Restated Omnibus Agreement”) among Gulf TLP Holdings, LLC (“Gulf”), TransMontaigne GP L.L.C., the general partner of the Partnership (the “General Partner”), the Partnership, TransMontaigne Operating GP L.L.C., TransMontaigne Operating Company, L.P. and TLP Management Services LLC (“Services”).  The Restated Omnibus Agreement amends the Partnership’s previous omnibus agreement to provide that Gulf TLP and its affiliates, including Services, will provide certain management, legal, tax, accounting, engineering, corporate staff and other support services to the Partnership that were previously provided by TransMontaigne LLC, an affiliate of NGL prior to the sale of the General Partner from NGL to ArcLight Capital Partners effective February 1, 2016.  The Partnership has no officers or employees and all of its management and operational activities are provided by officers and employees of Services and its affiliates or designees, for which the Partnership will reimburse Gulf or Services, as applicable.  The Restated Omnibus Agreement also removed some legacy provisions that were no longer applicable to the Partnership.  The Restated Omnibus Agreement did not change the financial terms, substantive rights or obligations of the parties.

The summaries of the amendment to the Terminaling Agreement and the Restated Omnibus Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2016, the board of directors (the “Board”) of the General Partner, unanimously approved the 2016 Long-Term Incentive Plan (the “2016 Plan”), subject to the approval of the Partnership’s unitholders, and directed that the 2016 Plan be submitted to the unitholders of the Partnership for their approval or disapproval within twelve months thereafter.

The 2016 Plan is intended to replace the Long-Term Incentive Plan that was adopted in connection with the Partnership’s initial public offering in 2005, which plan expired in 2015.  The 2016 Plan provides for awards of (i)

restricted units, (ii) phantom units, (iii) unit options, (iv) unit appreciation rights, (v) distribution equivalent rights, (vi) profits interest units, and (vii) other unit-based awards to individuals who, for purposes of the applicable rules of the SEC for registration of shares on a Form S-8 Registration statement are considered employees, consultants or directors of the Partnership, the General Partner and the Partnership’s direct and indirect subsidiaries.  The 2016 Plan will be administered by the Board or a committee thereof or any other committee or individual as may be appointed by the Board to administer the 2016 Plan, or as necessary to comply with applicable legal requirements or listing standards.

The 2016 Plan reserves 750,000 Partnership common units to be granted as awards under the 2016 Plan, with such amount subject to adjustment as provided for under the terms of the 2016 Plan if there is a change in the common units of the Partnership, such as a unit split or other reorganization.  The common units authorized to be granted under the 2016 Plan are expected to be registered pursuant to a registration statement on Form S-8.

The summary of the 2016 Plan in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the 2016 Plan, which is filed herewith as Exhibit 10.3 and is incorporated into this Item 5.02 by reference.

On February 26, 2016, the Board also unanimously approved the Savings and Retention Plan (the “S&R Plan”), which is intended to constitute a “Program” (as defined in the 2016 Plan) under, and be subject to, the 2016 Plan.  The S&R Plan provides for awards to certain key employees of amounts that are deemed invested in specific Investment Funds identified in the S&R Plan, including a TransMontaigne Partners L.P. Common Units Fund, which amounts are treated as though invested in common units of the Partnership.  Awards granted under the S&R Plan generally vest as to 50% of the participant’s award on the first day of the month that falls closest to the second anniversary of the grant date, and as to the remaining 50% of the participant’s award on the first day of the month that falls closest to the third anniversary of the grant date and may be settled in cash or in the form of common units of the Partnership issued under the 2016 Plan, subject to approval of the 2016 Plan by the Partnership’s unitholders.  The awards are subject to earlier vesting upon a change in control or the recipient’s death or disability, upon certain involuntary terminations of the recipient and upon the recipient achieving certain age or service thresholds as defined in the S&R Plan.

The summary of the S&R Plan in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the S&R Plan, which is filed herewith as Exhibit 10.4 and is incorporated into this Item 5.02 by reference.

In addition, on March 2, 2016, awards were granted under the S&R Plan to the executive officers identified in the following table (each, a “Grantee”) of an amount equal to the amount listed opposite the Grantee’s name below under the heading “S&R Plan Award.”  All such awards are deemed to be invested in the TransMontaigne Partners L.P. Common Units Fund, with the number of notional units determined based on the closing price of the common units on the date of grant.

Grantee	S&R Plan Award
Frederick W. Boutin, Chief Executive Officer	5,842.8279
Gregory J. Pound, President and Chief Operating Officer	5,842.8279
Robert T. Fuller, Executive Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer	3,651.7675
Michael A. Hammell, Executive Vice President, General Counsel & Secretary	4,382.1210

Item 5.05 Amendments to the Registrant’s Code of Ethics, or a Waiver of a Provision of the Code of Ethics.

On February 26, 2016, the Board approved an amended and restated Code of Ethics of the General Partner.  The amendment clarifies what constitutes a conflict of interest thereunder and provides that any matter that is permitted by the limited liability company agreement of the General Partner or the limited partnership agreement of the Partnership does not constitute a conflict of interest.  A copy of the Code of Ethics, as amended and restated, is available at the Partnership’s website at www.transmontaignepartners.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

By: TransMontaigne GP L.L.C., its general partner

Date: March 3, 2016	By:	/s/Michael A. Hammell
Name: Michael A. Hammell
Title: Executive Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Amendment No. 9 to Terminaling Services Agreement - Southeast and Collins/Purvis, dated March 1, 2016, by and among TransMontaigne Partners L.P. and NGL Energy Partners L.P.
10.2

Second Amended and Restated Omnibus Agreement, dated March 1, 2016, among Gulf TLP Holdings, LLC, TransMontaigne GP L.L.C., TransMontaigne Partners L.P., TransMontaigne Operating GP L.L.C., TransMontaigne Operating Company L.P. and TLP Management Services LLC.

10.3	2016 Long-Term Incentive Plan.
10.4	TLP Management Services LLC Savings and Retention Plan.